Amounts Due from/to Ultimate Holding Company	12 Months Ended
Dec. 31, 2020
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Amounts Due from/to Ultimate Holding Company
29	AMOUNTS DUE FROM/TO ULTIMATE HOLDING COMPANY
Amount due from ultimate holding company arises from the ordinary course of business, which is unsecured, interest free and repayable on demand.
As of December 31, 2020, amount due to ultimate holding company comprises the short-term deposits of CMCC and its subsidiaries excluding the Group (“CMCC Group”) in China Mobile Finance amounting to RMB26,706 million (as of December 31, 2019: RMB21,637 million) and the corresponding interest payable arising from the deposits. The deposits are unsecured and carry interest at prevailing market rate.